EXHIBIT 10.2.1

CERTIFICATE OF AMENDMENT
OF STOCK INCENTIVE PLAN

I, Donald W. Morgan, hereby certify that:

1.    I am the duly elected and acting Secretary of Larscom Incorporated, a Delaware corporation (the “Company”).

2.    On February 9, 2000, the Board of Directors of the Company amended Section 4(a) of the Company’s Stock Incentive Plan (the “Plan”) to read in full as follows:

(a)    Subject to the provisions below of paragraph 4(c) and of section 9, the maximum number of shares of Common Stock which may be issued or transferred pursuant to Stock Incentives is 6,785,000 shares of Common Stock and the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any Employee or Consultant is 500,000 shares of Common Stock.

3.    On May 24, 2000, the stockholders of the Company also approved such amendment of the Plan.

4.    Such amendment of the Plan remains in full force and effect and has not been further modified since February 9, 2000.

Dated: March 22, 2002

/s/ Donald W. Morgan
Donald W. Morgan